Putnam
Preferred
Income
Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02


[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Shareholder:

If there is any such thing as normalcy in the securities markets, it certainly has not been much in evidence over the past two years as equity investors stampeded in droves to the relative safety of bonds. Bonds have flourished in this shower of attention and handily outperformed stocks.

Because the preferred stocks in which Putnam Preferred Income Fund invests act more like bonds than stocks, the positive action of the bond market has been amicable to your fund's results. Nevertheless, the uncertainties that lie ahead in the changing and challenging post-September 11th environment will demand utmost vigilance on the part of your fund's management team. The team presents its in-depth analysis of performance and prospects on the following pages.

As you will note in this report, we are now simply listing the name of the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Large-Cap Value Team

During the first six months of Putnam Preferred Income Fund's 2002 fiscal year, which ended on January 31, an economic recession in the United States became official, the Federal Reserve Board continued -- and may have concluded -- its program of cutting interest rates, and the Treasury Department announced it was suspending sales of its 30-year bonds. The period also included the September 11th terrorist attacks. In response to all these events, prices of bonds as well as stocks were extremely volatile. Because they pay a fixed rate of return, prices of preferred stocks tend to track the bond market, but they are also influenced by the stock market. Equity prices plummeted following the attacks, and then rallied sharply in anticipation of an economic recovery. Preferred securities generally held their ground, in terms of price, while providing a continuous flow of current income. Your fund delivered strong returns and outperformed its benchmark index for the period (see page 7 for details).

Total return for 6 months ended 1/31/02

                   Class A           Class M
                 NAV      POP      NAV      POP
-----------------------------------------------------------------------
                5.41%    2.00%    5.16%    3.04%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

The firm of Cantor Fitzgerald, one of the cornerstones of the preferred market, had offices in the World Trade Center and was one of the hardest hit firms on Wall Street. Thus, in the midst of the larger tragedy, we had to deal with the loss of long-term trading partners and other associates. However, in the weeks that followed, we were impressed by the level of cooperation exhibited by firms that had been business rivals. The four days during which trading was stopped allowed people to relocate and get their lines set up, so that the transition was relatively seamless. Transactions we had been in the process of completing before September 11th went through smoothly.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities              46.6%

Investment banking/brokerage    12.6%

Natural gas utilities           10.8%

Banking                         10.6%

Consumer finance                 5.0%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.


* NEW EMPHASIS ON INTEGRITY COULD BE LONG-TERM FALLOUT FROM ENRON

Unfortunately, as the late-year stock-price rally unfolded, and optimism for an economic recovery seemed to be growing, energy giant Enron filed for bankruptcy. As the sixth-largest company in the United States, the Enron collapse spread confusion and doubt that extended from the executives in charge of guiding the company to the firm responsible for auditing its books, and to the sell-side analysts who continued to issue buy recommendations on the stock almost to the end. Investing is an information-driven industry, and if the information available comes into doubt, investor confidence is the first casualty. However, we believe the after-effects of Enron's failure may include a new attention to integrity at all levels of corporate life, which could ultimately benefit everyone.

You may notice a small position in the natural gas utilities section of the portfolio identified as Portland General Electric (PGE). This company is an Enron subsidiary that provides electricity to 750,000 customers in Oregon. We'd like to assure you that this holding is not part of the bankruptcy proceedings and indeed, was not actually issued by Enron itself. Two months before Enron sought protection from its creditors, NW Natural had agreed to purchase PGE. Better known as Northwest Natural Gas, NW Natural is a Portland-based distributor of natural gas. The transaction has already cleared its first regulatory hurdle and is expected to become final late in 2002.

* PERIODS OF UNCERTAINTY FAVOR CONSERVATIVE INVESTMENTS

While another cut in interest rates is not out of the question, the federal funds rate is down to its lowest levels in 41 years, and most observers expect the Fed to shift into neutral as 2002 unfolds. But last year's declining interest rates failed to halt the economic slowdown. Recently there have been indications of an economic recovery, although few economists are projecting a smooth transition or a rapid rebound. Many companies lowered their earnings forecasts, and in the wake of the Enron scandal they are more likely to err on the side of conservatism.

Fund Profile

Putnam Preferred Income Fund seeks a high level of income that qualifies for the 70% corporate dividends-received deduction for federal income tax purposes, with minimum fluctuations in principal. The fund invests primarily in investment-grade, fixed- and adjustable-rate preferred stocks that generally pay higher dividends than the average stock in the S&P 500 Index. It is suitable for individual investors seeking current income or corporate investors who are eligible for the 70% dividends-received federal tax deduction.

The shrinkage in the supply of long-term Treasury securities, both as a result of previous buy-backs, demand for high-quality bonds, and the recent suspension of sales of 30-year Treasuries, all contributed to the bond market's strong performance recently. Even so, prices of long-term corporate bonds barely budged from where they were a year ago, and prices of many high-yield bonds issued by technology companies are still in a slump. Although the market looks attractive for conservative, income-oriented investments, including preferred stocks, in time interest rates are likely to rise from their present, historic lows. This will inevitably affect bond prices, which fall as interest rates rise, and preferred stock prices are likely to follow suit.

* ANTICIPATING RISING INTEREST RATES, FUND FOCUSED ON QUALITY AND INCOME

In a declining interest-rate environment, perpetual preferred stocks offer appreciation potential because they have the longest effective duration, a measure of interest-rate sensitivity. Your fund's perpetual holdings have performed well over the past two years, but when interest rates begin to rise again, the price of perpetuals is likely to decline along with bond prices. Sinking fund preferreds (sinkers) are next in line to perpetuals in terms of sensitivity to interest-rate changes because they generally come with a five-year call-protected period, after which the issuer can buy back (or sink) a portion of the issue each year. In a rising interest-rate environment, adjustable rate preferreds (ARPs) offer the best price stability because the rate they pay is adjusted upward at regular intervals. Unfortunately, ARPs and sinkers that meet the fund's quality standards are always hard to find, and when interest rates are expected to rise, it's in the best interest of companies to issue perpetuals.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Merrill Lynch & Company, Inc.
Series A, $2.25 depositary shares cumulative preferred
Investment banking/brokerage

El Paso Tennessee Pipeline Co.
Series A, $4.125 cumulative preferred
Natural gas utilities

Florida Power & Light Co.
Series U, $6.75 cumulative preferred
Electric utilities

JPMorgan Chase & Co.
Series A, $5.00 cumulative preferred
Banking

FleetBoston Financial Corp.
Series VI, $3.375 cumulative preferred
Banking

Alabama Power Co.
$1.30 cumulative preferred
Electric utilities

USA Education, Inc.
Series A, $3.485 cumulative preferred
Financial

Peco Energy Co.
$7.48 cumulative preferred
Electric utilities

Household International, Inc.
Series 01-A, zero % cumulative preferred
Consumer finance

Americo, Inc.
Series A, $2.125 cumulative preferred
Shipping

Footnote reads:
These holdings represent 33.2% of the fund's net assets as of 1/31/02. Portfolio holdings will vary over time.


Consequently, our challenge now is to find high-yielding securities that meet our quality requirements. Preferred securities issued by electric utilities remain a mainstay of the fund's portfolio, both because they are in greater supply and because they enjoy steady earnings and growth potential for those companies able to benefit from regulatory changes. Well-managed financial companies are also attractive for similar reasons, and they are the fund's second-largest industry position.

* FUND'S POLICY TO SELL ON STRENGTH, IN ADVANCE OF CALL DATES

Typically, it is our policy to sell securities before they get too near their call dates in order to avoid having to replace a large position, interrupting the fund's income stream. Accordingly, we have been selling a few blocks at a time of Merrill Lynch cumulative preferreds, the fund's largest holding, with a coupon of 9%. Although the call date is still three years out, demand for these shares has been great and they are selling at a high premium. We have used a portion of the proceeds to diversify the portfolio. Similar reasoning is behind the sale of a few blocks of another major holding, El Paso Tennessee Pipeline cumulative preferreds. In this case, we actually held the securities beyond the call date, which was December 31, 2001, because we had learned the company was not planning to exercise its right to call the securities yet, but we recently decided to trade a block of shares at a premium.

From time to time, if we believe it is in the best interest of the fund, we may trade one series of preferreds for another of the same issuer. For example, we recently sold some Household International preferred shares that were nearing their call date and invested in a newer series. Household International is the parent of Household Finance, one of the nation's largest consumer finance companies, with operations in the United States, United Kingdom, and Canada. We were negotiating the purchase of 80,000 shares of Household's new issue when the World Trade Center was destroyed. The transaction settled with a yield of 7.5%, and we used the weakness in the bond market that followed to add to this position.

* 2002 EXPECTED TO BE TRANSITION YEAR, MARKED BY CONSERVATISM

The pieces are nearly all in place for a sustained economic recovery to come. Energy prices, interest rates, and inflation are low. What's more, the U.S. economy has proven its resilience on many previous occasions. We believe 2002 will be a transition year, from a period of doubt and growing pessimism to one of hope and rising optimism. However, we also believe a new tone of conservatism, born of the difficulties of the past several months, is likely to characterize the markets going forward. Although there can be no assurances, we will concentrate on maintaining Putnam Preferred Income Fund's record of providing high current income, with 100% of distributions qualifying for the dividends-received deduction (DRD) status for eligible corporate shareholders.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.


TOTAL RETURN FOR PERIODS ENDED 1/31/02

                                       Class A        Class M
(inception dates)                     (1/4/84)       (4/20/95)
                                    NAV     POP     NAV     POP
------------------------------------------------------------------------------
6 months                            5.41%   2.00%   5.16%   3.04%
------------------------------------------------------------------------------
1 year                              8.50    4.99    8.12    5.94
------------------------------------------------------------------------------
5 years                            26.06   21.97   24.41   21.87
Annual average                      4.74    4.05    4.47    4.03
------------------------------------------------------------------------------
10 years                           90.43   84.24   84.52   80.82
Annual average                      6.65    6.30    6.32    6.10
------------------------------------------------------------------------------
Annual average
(life of fund)                      7.45    7.26    7.15    7.03
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/02

                             Merrill Lynch
                              Perpetual              Consumer
                            Preferred Index         price index
------------------------------------------------------------------------------
6 months                         4.04%                 0.11%
------------------------------------------------------------------------------
1 year                           9.21                  1.08
------------------------------------------------------------------------------
5 years                         43.87                 11.42
Annual average                   7.55                  2.19
------------------------------------------------------------------------------
10 years                       111.56                 28.60
Annual average                   7.78                  2.55
------------------------------------------------------------------------------
Annual average
(life of fund)                     --*                 3.15
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and class M shares reflect a sales charge of 3.25% and 2.00%, respectively. Returns for Class M shares for periods prior to their inception are derived from the historical performance of Class A shares, adjusted to reflect both the initial sales charge currently applicable to Class M shares and the higher operating expenses applicable to such shares.

*The Merrill Lynch Perpetual Preferred Index was introduced on 2/28/89.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/02

                          Class A         Class M
---------------------------------------------------------------
Distributions
(number)                     6               6
---------------------------------------------------------------
Income                   $0.239200       $0.229153
---------------------------------------------------------------
Capital gains                --              --
---------------------------------------------------------------
  Total                  $0.239200       $0.229153
---------------------------------------------------------------
Share value:            NAV     POP     NAV     POP
---------------------------------------------------------------
7/31/01                $7.78   $8.04   $7.76   $7.92
---------------------------------------------------------------
1/31/02                 7.96    8.23    7.93    8.09
---------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------
Current
dividend
rate 1                  5.96%   5.77%   5.73%   5.62%
---------------------------------------------------------------
Taxable
equivalent 3            8.21    7.94    7.89    7.74
---------------------------------------------------------------
Current
30-day SEC
yield 2                 6.37    6.06    6.12    5.91
---------------------------------------------------------------
Taxable
equivalent 3            8.77    8.34    8.43    8.14
---------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

3 The taxable equivalent examples in this table show the return that a corporation taxed at the 35% federal corporate tax rate would have to earn from a non-tax-advantaged investment to produce an after-tax return equal to that of the fund, assuming 100% of distributions qualify for the dividends-received deduction.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                                              Class A        Class M
(inception dates)                            (1/4/84)       (4/20/95)
                                           NAV     POP     NAV     POP
------------------------------------------------------------------------------
6 months                                  4.76%   1.37%   4.65%   2.53%
------------------------------------------------------------------------------
1 year                                    6.33    2.81    5.95    3.84
------------------------------------------------------------------------------
5 years                                  24.74   20.70   23.10   20.59
Annual average                            4.52    3.83    4.24    3.82
------------------------------------------------------------------------------
10 years                                 86.88   80.81   81.08   77.46
Annual average                            6.45    6.10    6.12    5.90
------------------------------------------------------------------------------
Annual average
(life of fund)                            7.41    7.22    7.11    6.99
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.


COMPARATIVE BENCHMARKS

The Merrill Lynch Perpetual Preferred Index is an unmanaged index of perpetual payment preferred issues. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
January 31, 2002 (Unaudited)

PREFERRED STOCKS (97.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------------
             31,600 Ford Motor Co. Ser. B, $2.063 dep. shs. cum. pfd.                                   $   805,800

Banking (10.6%)
-------------------------------------------------------------------------------------------------------------------
             53,000 FleetBoston Financial Corp. Ser. VI, $3.375 cum. pfd.                                 2,676,500
             20,000 FleetBoston Financial Corp. Ser. VII, $3.30 cum. pfd.                                   987,500
             40,000 HSBC USA, Inc. zero % pfd.                                                            1,795,000
             33,259 JPMorgan Chase & Co. Ser. A, $5.00 cum. pfd.                                          2,693,979
             26,000 JPMorgan Chase & Co. Ser. H, $3.313 cum. pfd.                                         1,306,500
                                                                                                      -------------
                                                                                                          9,459,479

Consumer Finance (5.0%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Household International, Inc. Ser. 01-A, $1.88
                    cum. pfd.                                                                             2,462,500
             44,250 Household International, Inc. Ser. 92-A, $2.063
                    dep. shs. cum. pfd.                                                                   1,117,313
             10,000 Household International, Inc. $4.30 pfd.                                                598,750
             11,500 MBNA Corp. Ser. A, $1.875 cum. pfd.                                                     270,250
                                                                                                      -------------
                                                                                                          4,448,813

Electric Utilities (46.0%)
-------------------------------------------------------------------------------------------------------------------
            131,100 Alabama Power Co. $1.30 cum. pfd.                                                     2,671,163
              5,198 Atlantic City Electric Co., Sinking Fund,
                    $7.80 cum. pfd.                                                                         528,897
              2,500 Avista Corp. Ser. K, $6.95 pfd.                                                         230,313
             20,000 Baltimore Gas & Electric Co. Ser. 1993,
                    $7.125 cum. pfd.                                                                      2,085,000
             20,000 Baltimore Gas & Electric Co. Ser. 1995,
                    $6.99 cum. pfd.                                                                       2,057,500
             25,373 Duke Energy Corp. Ser. 93-A, $1.594 cum. pfd.                                           615,295
             11,429 Duke Energy Corp. Ser. W, $7.00 cum. pfd.                                             1,181,473
              5,416 Duke Energy Corp. Ser. Y, $7.04 cum. pfd.                                               562,587
              2,900 Entergy Mississippi, Inc. $4.92 cum. pfd.                                               177,625
             18,021 Florida Power & Light Co. Ser. S, $6.98 cum. pfd.                                     1,849,405
             31,200 Florida Power & Light Co. Ser. U, $6.75 cum. pfd.                                     3,116,100
             35,000 Illinois Power Co. $3.875 cum. pfd.                                                   1,701,875
             14,000 Indianapolis Power & Light $5.65 cum. pfd.                                            1,078,000
             10,000 Kentucky Utilities Corp. $6.53 cum. pfd.                                                961,250
             16,000 Monongahela Power Co. Ser. L, $7.73 cum. pfd.                                         1,694,000
             16,210 Montana Power Co. $6.875 cum. pfd.                                                    1,602,764
             36,800 Niagara Mohawk Power Corp. Ser. A,
                    $1.625 cum. Adjustable Rate Preferred (ARP)                                             837,200
             40,000 Niagara Mohawk Power Corp. Ser. C,
                    $1.75 cum. ARP                                                                          965,000
             88,000 Pacific Gas & Electric Co. Ser. U, $1.76 cum. pfd.                                    1,529,000
             16,000 PacifiCorp Sinking Fund $7.48 cum. pfd.                                               1,628,000
             25,000 Peco Energy Co. $7.48 cum. pfd.                                                       2,550,000
             26,000 Potomac Electric Power Co. Ser. 92, Sinking Fund,
                    $1.70 cum. pfd.                                                                       1,306,500
             11,750 Public Service Electric & Gas Co. $6.92 cum. pfd.                                     1,161,781
              5,000 Public Service Electric & Gas Co. Ser. E,
                    $5.28 cum. pfd.                                                                         380,000
             30,700 Puget Sound Energy, Inc. $1.863 cum. pfd.                                               736,800
             12,500 Rochester Gas & Electric Ser. V, Sinking Fund,
                    $6.60 cum. pfd.                                                                       1,225,000
             40,000 San Diego Gas & Electric Co. $0.441 cum. pfd.                                           965,000
             35,000 Sierra Pacific Power Co. Ser. 1, $1.95 cum. pfd. Class A                                853,125
             20,000 South Carolina Electric & Gas Co. $6.52 cum. pfd.                                     1,977,500
             18,700 Virginia Electric & Power Co. $7.05 cum. pfd.                                         1,923,763
              2,878 Virginia Electric & Power Co. $6.98 cum. pfd.                                           294,635
              6,500 WPS Resources Corp. $6.76 cum. pfd.                                                     659,750
                                                                                                      -------------
                                                                                                         41,106,301

Financial (4.0%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Citigroup, Inc. Ser. F, $3.183 pfd.                                                     982,500
             52,500 USA Education, Inc. Ser. A, $3.485 cum. pfd.                                          2,605,313
                                                                                                      -------------
                                                                                                          3,587,813

Investment Banking/Brokerage (12.6%)
-------------------------------------------------------------------------------------------------------------------
              8,400 Bear Stearns Companies, Inc. (The) Ser. A,
                    $2.75 cum. ARP                                                                          329,700
             39,500 Bear Stearns Companies, Inc. (The) Ser. E,
                    $3.075 cum. pfd.                                                                      1,673,813
             30,000 Bear Stearns Companies, Inc. (The) Ser. F,
                    $2.86 cum. pfd.                                                                       1,147,500
             32,600 Bear Stearns Companies, Inc. (The) Ser. G,
                    $2.745 cum. pfd.                                                                      1,222,500
             20,000 Lehman Brothers Holdings, Inc. Ser. C, $2.97 pfd.                                       847,500
             41,500 Lehman Brothers Holdings, Inc. Ser. D, $2.835 pfd.                                    1,685,938
            150,437 Merrill Lynch & Company, Inc. Ser. A,
                    $2.25 dep. shs. cum. pfd.                                                             4,400,282
                                                                                                      -------------
                                                                                                         11,307,233

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
             11,050 Alcoa, Inc. $3.75 cum. pfd.                                                             665,763

Natural Gas Utilities (10.8%)
-------------------------------------------------------------------------------------------------------------------
             49,485 Boston Gas Sinking Fund Ser. A, $1.605 pfd.                                           1,249,496
             81,500 El Paso Tennessee Pipeline Co. Ser. A, $4.125 cum. pfd.                               4,024,058
             15,000 Portland General Electric $7.75 cum. pfd.                                             1,368,750
             49,000 Northern Indiana Public Service Co. Ser. A,
                    $3.00 cum. ARP                                                                        2,211,125
              7,200 UGI Utilities $7.75 cum. pfd.                                                           751,500
                                                                                                      -------------
                                                                                                          9,604,929

Oil & Gas (4.6%)
-------------------------------------------------------------------------------------------------------------------
             17,700 Anadarko Petroleum Corp. $5.46 pfd.                                                   1,440,338
             10,000 Apache Corp. Ser. B, $5.68 cum. pfd.                                                    842,500
             20,000 Devon Energy Corp. Ser. A, $6.49 pfd.                                                 1,795,000
                                                                                                      -------------
                                                                                                          4,077,838

Shipping (2.7%)
-------------------------------------------------------------------------------------------------------------------
             99,373 Americo, Inc. Ser. A, $2.125 cum. pfd.                                                2,434,639
                                                                                                      -------------
                    Total Preferred Stocks (cost $94,472,197)                                           $87,498,608

CONVERTIBLE PREFERRED STOCKS (0.6%) (a) (cost $518,700)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             10,000 TXU Corp. $4.375 cv. pfd                                                            $   524,000

SHORT-TERM INVESTMENTS (1.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            69,079 Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 2.31%
                    and due dates ranging from February 1, 2002 to
                    March 28, 2002 (d)                                                                  $    69,000
          1,185,000 Interest in $750,000,000 joint tri-party repurchase agreement dated January 31, 2002 with
                    S.B.C. Warburg, Inc. due February 1, 2002 with
                    respect to various U.S. Government obligations --
                    maturity value of $1,185,063 for an effective yield
                    of 1.92%                                                                              1,185,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $1,254,000)                                      $ 1,254,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $96,244,897)                                                $89,276,608
-------------------------------------------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $89,342,409.

(b) The aggregate identified cost on a tax basis is $96,296,887, resulting in gross unrealized appreciation and depreciation of $911,708 and $7,931,987, respectively, or net unrealized depreciation of $7,020,279.

(d) See footnote 1 to the financial statements.

    The rates shows on Adjustable Rate Preferreds (ARP) are the current interest rates shown as January 31, 2002, which are subject to change based on the terms of the security.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $66,550 of securities
on loan (identified cost $96,244,897) (Note 1)                                 $ 89,276,608
-------------------------------------------------------------------------------------------
Cash                                                                                    607
-------------------------------------------------------------------------------------------
Dividend and interest receivable                                                    208,330
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              306,958
-------------------------------------------------------------------------------------------
Total assets                                                                     89,792,503

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               164,756
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            2,541
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        148,704
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           24,744
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        17,241
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            458
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,067
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   69,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               21,583
-------------------------------------------------------------------------------------------
Total liabilities                                                                   450,094
-------------------------------------------------------------------------------------------
Net assets                                                                     $ 89,342,409

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $102,630,571
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        226,927
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (6,546,800)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (6,968,289)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $ 89,342,409
-------------------------------------------------------------------------------------------

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($84,314,290 divided by 10,591,505 shares)                                            $7.96
-------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $7.96)*                                $8.23
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,028,119 divided by 634,023 shares)                                                $7.93
-------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $7.93)*                                $8.09
-------------------------------------------------------------------------------------------

* On single retail sales of less than $100,000. On sales of $100,000 or more and group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended January 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividend                                                                         $3,119,161
-------------------------------------------------------------------------------------------
Interest                                                                             24,882
-------------------------------------------------------------------------------------------
Securities lending                                                                    2,647
-------------------------------------------------------------------------------------------
Total investment income                                                           3,146,690

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    296,083
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       60,199
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,647
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,800
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 6,765
-------------------------------------------------------------------------------------------
Other                                                                                31,757
-------------------------------------------------------------------------------------------
Total expenses                                                                      404,251
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,653)
-------------------------------------------------------------------------------------------
Net expenses                                                                        402,598
-------------------------------------------------------------------------------------------
Net investment income                                                             2,744,092
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (470,921)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (28,666)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the period                                           2,411,521
-------------------------------------------------------------------------------------------
Net income on investments                                                         1,911,934
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $4,656,026
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 2,744,092      $ 5,425,208
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (499,587)      (1,955,319)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              2,411,521          511,908
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                         4,656,026        3,981,797
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                             (2,547,407)      (4,740,039)
--------------------------------------------------------------------------------------------------
   Class M                                                               (153,774)        (326,739)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)             (627,848)         402,440
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 1,326,997         (682,541)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    88,015,412       88,697,953
--------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $226,927
and $184,016, respectively)                                           $89,342,409      $88,015,412
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                           Eight months
Per-share                            January 31                                           ended      Year ended
operating performance               (Unaudited)            Year ended July 31            July 31+    November 30
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.78        $7.88        $8.59        $9.16        $9.00        $8.71
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .24          .50          .50          .53          .38          .56
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .18         (.13)        (.68)        (.51)         .16          .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .42          .37         (.18)         .02          .54          .86
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.47)        (.51)        (.54)        (.38)        (.57)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.05)          --           --
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --           --         (.02)          --(d)        --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.47)        (.53)        (.59)        (.38)        (.57)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.96        $7.78        $7.88        $8.59        $9.16        $9.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.41*        4.91        (2.20)         .19         6.04*       10.22
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $84,314      $83,298      $82,559     $109,932     $124,784     $116,413
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .44*         .86          .83          .88          .59*         .85
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.04*        6.52         6.23         5.90         4.13*        6.34
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.96*       24.74        11.02        30.09        33.51*       20.46
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

  + The fiscal year end was advanced from November 30 to July 31.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A (continued)
-------------------------------------------------
Per-share                           Year ended
operating performance               November 30
-------------------------------------------------
                                        1996
-------------------------------------------------
Net asset value,
beginning of period                    $8.59
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)                .58
-------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12
-------------------------------------------------
Total from
investment operations                    .70
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.58)
-------------------------------------------------
In excess of net
investment income                         --(d)
-------------------------------------------------
From return
of capital                                --
-------------------------------------------------
Total distributions                     (.58)
-------------------------------------------------
Net asset value,
end of period                          $8.71
-------------------------------------------------
Total return at
net asset value (%)(b)                  8.61
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                      $117,502
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .89
-------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.90
-------------------------------------------------
Portfolio turnover (%)                 29.51
-------------------------------------------------

  * Not annualized.

  + The fiscal year end was advanced from November 30 to July 31.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                           Eight months
Per-share                            January 31                                           ended      Year ended
operating performance               (Unaudited)            Year ended July 31            July 31+    November 30
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.76        $7.86        $8.56        $9.13        $8.97        $8.69
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .24          .49          .47          .50          .37          .54
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16         (.13)        (.67)        (.51)         .15          .29
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .40          .36         (.20)        (.01)         .52          .83
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.46)        (.48)        (.51)        (.36)        (.55)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.05)          --           --
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --           --         (.02)          --(d)        --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.46)        (.50)        (.56)        (.36)        (.55)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.93        $7.76        $7.86        $8.56        $9.13        $8.97
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.16*        4.67        (2.35)        (.07)        5.89*        9.85
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,028       $4,717       $6,139      $10,516      $11,950       $7,477
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .56*        1.11         1.08         1.13          .76*        1.10
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.94*        6.25         5.97         5.60         3.88*        6.01
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.96*       24.74        11.02        30.09        33.51*       20.46
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

  + The fiscal year end was advanced from November 30 to July 31.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M (continued)
-------------------------------------------------
Per-share                            Year ended
operating performance               November 30
-------------------------------------------------
                                        1996
-------------------------------------------------
Net asset value,
beginning of period                    $8.58
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)                .56
-------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .11
-------------------------------------------------
Total from
investment operations                    .67
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.56)
-------------------------------------------------
In excess of net
investment income                         --(d)
-------------------------------------------------
From return
of capital                                --
-------------------------------------------------
Total distributions                     (.56)
-------------------------------------------------
Net asset value,
end of period                          $8.69
-------------------------------------------------
Total return at
net asset value (%)(b)                  8.22
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $5,333
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.14
-------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.41
-------------------------------------------------
Portfolio turnover (%)                 29.51
-------------------------------------------------

  * Not annualized.

  + The fiscal year end was advanced from November 30 to July 31.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
January 31, 2002 (Unaudited)


Note 1
Significant accounting policies

Putnam Preferred Income Fund (the "fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a high level of income that qualifies for the 70% corporate dividends-received deduction, with minimum fluctuations in principal.

The fund offers class A and class M shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee.

Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2002, the value of securities loaned amounted to $66,550. The fund received cash collateral of $69,000 which is pooled with collateral of other Putnam funds into 55 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2001, the fund had a capital loss carryover of approximately $4,516,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  208,000    July 31, 2002
     1,533,000    July 31, 2003
       702,000    July 31, 2008
     2,073,000    July 31, 2009

I) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months January 31, 2002, the fund's expenses were reduced by $1,653 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $427 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam LLC and Putnam Retail Management GP Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 1.00% of the average net assets attributable class M shares. The Trustees have approved payment by the fund to an annual rate of 0.25% of the average net assets attributable to class M shares.

For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $5,303 and $495 from the sale of class A and class M shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received $4,027 on class A redemptions.


Note 3
Purchases and sales of securities

During the six months ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,691,200 and $5,271,345, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows.

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    655,731          $5,236,198
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  205,944           1,650,657
---------------------------------------------------------------------------
                                               861,675           6,886,855

Shares
repurchased                                   (971,415)         (7,732,186)
---------------------------------------------------------------------------
Net decrease                                  (109,740)         $ (845,331)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,082,810         $16,243,383
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  392,093           3,055,732
---------------------------------------------------------------------------
                                             2,474,903          19,299,115

Shares
repurchased                                 (2,255,435)        (17,573,751)
---------------------------------------------------------------------------
Net increase                                   219,468         $ 1,725,364
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    284,335          $2,255,549
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,667             109,148
---------------------------------------------------------------------------
                                               298,002           2,364,697

Shares
repurchased                                   (272,230)         (2,147,214)
---------------------------------------------------------------------------
Net increase                                    25,772          $  217,483
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    363,597         $ 2,844,405
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   29,379             228,279
---------------------------------------------------------------------------
                                               392,976           3,072,684

Shares
repurchased                                   (565,997)         (4,395,608)
---------------------------------------------------------------------------
Net decrease                                  (173,021)        $(1,322,924)
---------------------------------------------------------------------------


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With more than 60 years of experience, Putnam now has over $339 billion in assets under management, 124 mutual funds, over 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to the role of the financial advisor, who continually provides sound, sensible guidance, information, and expertise to help investors reach their financial goals.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Preferred Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


SA037-79245  029/867  3/02